Supplement Dated December 20, 2022
To The Prospectus Dated April 25, 2022 For

PERSPECTIVE ADVISORY II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

This supplement corrects certain scrivener's errors relating to the Highest Anniversary Value Guaranteed Minimum Death Benefit, which was mistakenly identified as a Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit in several subsection headers throughout the prospectus, as well as in disclosure found in the Death Benefit section of the prospectus. Effective December 20, 2022, your prospectus is revised as follows:

➢    All references in the prospectus to a "Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit" are deleted and replaced with references to the "Highest Anniversary Value Guaranteed Minimum Death Benefit."

➢    Under the section titled "Death Benefit," in the sub-subsection describing the add-on Highest Anniversary Value Guaranteed Minimum Death Benefit on page 117 of the prospectus, the second and third paragraphs are deleted.

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(To be used with JMV18691NY 04/22)

NFV102435 12/22